Exhibit 10.7(c)


                   SUPPLEMENT TO SUBSIDIARY SECURITY AGREEMENT
                            (SUNSHINE BISCUITS, INC.)


         THIS SUPPLEMENT TO SUBSIDIARY SECURITY AGREEMENT (this "Supplement"), dated as of June 4, 1996, to the Subsidiary Security Agreement, dated as of January 26, 1996 (as amended or otherwise modified through the date hereof, the "Subsidiary Security Agreement"), is made by SUNSHINE BISCUITS, INC., a Delaware corporation (the "Additional Grantor"), in favor of THE BANK OF NOVA SCOTIA, as administrative agent (together with any successor(s) thereto in such capacity, the "Administrative Agent") for each of the Lender Parties (as defined in the Subsidiary Security Agreement). Capitalized terms used herein and not herein defined shall have the meanings ascribed to them in the Subsidiary Security Agreement.

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Amended and Restated Credit Agreement, dated as of June 4, 1996 (the "Credit Agreement"), among Keebler Holding Corp., a Delaware corporation and the surviving corporation of the Merger (the "Borrower"), the Administrative Agent, the various financial institutions as are, or may from time to time become, parties thereto (the "Lenders") and the Co-Agents named therein, amending and restating in its entirety the Existing Credit Agreement, the Lenders have extended Commitments to make Credit Extensions to the Borrower;

         WHEREAS, as a condition to the effectiveness of the Credit Agreement and the continued making of Credit Extensions to the Borrower thereunder, the Additional Grantor is required to execute and deliver this Supplement;

         WHEREAS, it is in the best interests of the Additional Grantor to execute this Supplement inasmuch as the Additional Grantor will derive substantial direct and indirect benefits from the Credit Extensions made by the Lender Parties pursuant to the Credit Agreement; and

         WHEREAS, the Additional Grantor desires to become a "Grantor" under the Subsidiary Security Agreement;

         NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, the Additional Grantor agrees, for the benefit of each Lender Party, as follows:

         SECTION 1. Subsidiary Security Agreement. The Additional Grantor to the extent it has any interest whatsoever, hereby assigns and pledges to the Administrative Agent for its benefit


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and the ratable benefit of each of the Lender Parties, and hereby grants to the
Administrative Agent for its benefit and the ratable benefit of each of the Lender Parties a security interest in, all of the following, whether now or hereafter existing or acquired by the Additional Grantor (the "Additional Collateral"):

            (a) all equipment in all of its forms of the Additional Grantor, wherever located, including all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor (any and all of the foregoing being the "Additional Equipment");

            (b) all inventory in all of its forms of the Additional Grantor, wherever located, including

                  (i) all raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof,

                  (ii) all goods in which the Additional Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which the Additional Grantor has an interest or right as consignee), and

                  (iii) all goods which are returned to or repossessed by the
            Additional Grantor,

      and all accessions thereto, products thereof and documents therefor (any and all such inventory, materials, goods, accessions, products and documents being the "Additional Inventory");

            (c) all accounts, contracts, contract rights, chattel paper, documents and general intangibles of the Additional Grantor, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of the Additional Grantor now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles (any and all such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles being the "Additional Receivables", and any and all such security agreements, guaranties, leases and other contracts being the "Additional Related Contracts");

            (d) all Intellectual Property Collateral of the Additional Grantor;

            (e) all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this
      Section 1;

            (f) all of the other property and rights of every kind and description and interests therein of the Additional Grantor (including all Deposit Accounts); and

            (g) all products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Additional Collateral (including proceeds which constitute property of the types described in clauses (a), (b), (c), (d), (e) and (f), proceeds deposited from time to time in the Collateral Account and in any lock boxes of the Additional Grantor, and, to the extent not otherwise included, all payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Additional Collateral).

Notwithstanding the foregoing, "Additional Collateral" shall not include any general intangibles or other rights arising under contracts as to which the grant of a security interest would constitute a violation of a valid and enforceable restriction on such grant, unless and until any required consents shall have been obtained. The Additional Grantor agrees to use its best efforts to obtain any such required consent to the extent reasonably requested by the Administrative Agent.

         SECTION 2. Acknowledgment. The Additional Grantor acknowledges and agrees that by its signature below it hereby is for all purposes a "Grantor" under the Subsidiary Security Agreement with the same force and effect as if originally named as a "Grantor" therein, and each reference to (a) a "Grantor" in the Subsidiary Security Agreement shall for all purposes include the Additional Grantor, (b) the Additional Collateral consists of, and shall for all purposes be, "Equipment", "Inventory", "Receivables", "Related Contracts", and "Collateral" under the Subsidiary Security Agreement, and (c) a Schedule in the Subsidiary Security Agreement shall for all purposes include the corresponding Schedule attached hereto. The Additional Grantor hereby agrees to be bound by all of the terms and provisions of the Subsidiary Security Agreement.

         SECTION 3. Warranties, etc. The Additional Grantor hereby represents and warrants unto each Lender Party, as of the date hereof, as follows:

            (a) each of the representations and warranties set forth in Article III of the Subsidiary Security Agreement as applied to the Additional Grantor are true and correct; and

            (b) the execution, delivery and performance by the Additional Grantor of this Supplement are within its corporate powers, have been duly authorized by all necessary corporate action and constitute the legal, valid and binding obligation of the Additional Grantor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting enforceability of creditors rights generally and to general principles of equity.

         SECTION 4. Subsidiary Security Agreement Remains in Full Force and Effect. Except as expressly supplemented hereby, the Subsidiary Security Agreement shall remain in full force and effect in accordance with its terms.

         SECTION 5. Governing Law. THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

         SECTION 6. Execution in Counterparts. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute but one and the same agreement.

         SECTION 7. Loan Document. The Additional Grantor hereby acknowledges and agrees that this Supplement constitutes a "Loan Document", as such term is defined in the Credit Agreement.

         IN WITNESS WHEREOF, the Additional Grantor has duly executed this Supplement to the Subsidiary Security Agreement as of the day and year first above written.

                                                SUNSHINE BISCUITS, INC.


                                                By:
                                                   -----------------------
                                                   Title:


Acknowledged and Accepted:

THE BANK OF NOVA SCOTIA,
  as Administrative Agent


By:
   ---------------------
   Title:

                                                                      SCHEDULE I
                                                                         to
                                                                      Supplement

                             SUNSHINE BISCUITS, INC.

Item A.  Location of Equipment

               Description                            Location
               -----------                            --------

Item B.  Location of Inventory

               Description                            Location
               -----------                            --------

Item C.  Place of Business, etc. (Section 3.1.1)

               Name of Grantor                        Address
               ---------------                        -------

Item D.  Trade Names

               Name of Grantor                        Trade Name
               ---------------                        ----------

                                                                     SCHEDULE II
                                                                         to
                                                                     Supplement

                             SUNSHINE BISCUITS, INC.


Item A.  Patents

                                 Issued Patents

        Patent No.         Issue Date          Inventor(s)          Title
        ----------         ----------          -----------          -----

                           Pending Patent Applications

        Serial No.         Filing Date         Inventor(s)          Title
        ----------         -----------         -----------          -----


Item B.  Patent Licenses

                                 Effective      Expiration       Subject
        Licensor   Licensee         Date           Date           Matter
        --------   --------      ---------      ----------       -------

                                                                    SCHEDULE III
                                                                        to
                                                                    Supplement

                             SUNSHINE BISCUITS, INC.


Item A.  Trademarks

                              Registered Trademarks

Trademark       Registration No.       Registration Date
- ---------       ----------------       -----------------

                         Pending Trademark Applications

          Trademark       Serial No.             Filing Date
          ---------       ----------             -----------

Item B.  Trademark Licenses

                                                       Effective  Expiration
Trademark    Licensor             Licensee               Date        Date
- ---------    --------             --------             ---------  ----------

                                                                     SCHEDULE IV
                                                                         to
                                                                     Supplement


                             SUNSHINE BISCUITS, INC.


Item A.  Copyrights/Mask Works

                        Registered Copyrights/Mask Works

Registration No.     Registration Date       Author(s)              Title
- ----------------     -----------------       ---------              -----

              Copyright/Mask Work Pending Registration Applications

     Serial No.      Filing Date             Author(s)              Title
     ----------      -----------             ---------              -----

Item B.  Copyright/Mask Work Licenses

                           Effective        Expiration             Subject
Licensor     Licensee         Date             Date                Matter
- --------     --------      ---------        ----------             -------

                                                                      SCHEDULE V
                                                                          to
                                                                      Supplement

                             SUNSHINE BISCUITS, INC.

                        Trade Secret or Know-How Licenses

                           Effective        Expiration             Subject
Licensor     Licensee         Date             Date                Matter
- --------     --------      ---------        ----------             -------

                                                                     SCHEDULE VI
                                                                         to
                                                                     Supplement

                             SUNSHINE BISCUITS, INC.

                                Deposit Accounts

                                                                 Account
Bank       Address of Bank         Type of Account               Number
- ----       ---------------         ---------------               ------